Exhibit 10.7

JAGUAR ANIMAL HEALTH, INC.

FORM OF NOTICE OF GRANT OF RESTRICTED STOCK

The Participant has been granted an award of Restricted Stock (the “Restricted Stock”) pursuant to the Jaguar Animal Health, Inc. Stock Incentive Plan (the “Plan”), as follows:

Participant:

Date of Grant:

Total Number of Shares:

Purchase Price

Vesting Commencement Date

Vested Shares:

Subject to your continued status as a Service provider through each of the applicable vesting dates, the Restricted Stock shall become vested, in whole or in part, in accordance with the terms of the Plan, the Agreement, this Notice of Grant and the following schedule::

	First Anniversary of Vesting Commencement Date	of the Number of Restricted Stock

	Second Anniversary of Vesting Commencement Date	of the Number of Restricted Stock

	Third Anniversary of Vesting Commencement Date	of the Number of Restricted Stock

	Fourth Anniversary of Vesting Commencement Date	of the Number of Restricted Stock

Capitalized terms not defined herein shall have the meaning as set forth in the Stock Incentive Plan.

[OPTIONAL - Notwithstanding the vesting schedule described above, nor any terms of the Restricted Stock Agreement and/or Plan, in the event a Change in Control occurs, and within 18 months of the Change in Control your Service is terminated by the Company without Cause, or if the Company takes action that results in a material diminution in your position, duties, responsibilities or compensation without your consent except in connection with the possible termination of your Service for Cause, 100% of the unvested portion of this Restricted Stock Award shall become immediately vested.

OR

[OPTIONAL - Notwithstanding the vesting schedule described above, nor any terms of the Restricted Stock Agreement and/or Plan, in the event a Change in Control occurs, 100% of the unvested portion of this Restricted Stock Award shall become immediately vested.

Except as provided in the immediately preceding paragraph,] if the vesting conditions described in the Vested Shares section above are not achieved by the date indicated, the Restricted Stock Award will terminate and Participant’s right to the shares will be forfeited.

By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS or any regulatory, administrative or judicial body or agency arising from this grant of Restricted Stock, if any.  The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the grant of Restricted Stock, including the application of Section 409A of the Code.

By their signatures below, the Company and the Participant agree that the Restricted Stock is governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Agreement, both of which are attached to and made a part of this document.  The Participant acknowledges receipt of copies of the Plan and the Restricted Stock Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Restricted Stock subject to all of their terms and conditions.

JAGUAR ANIMAL HEALTH, INC.	PARTICIPANT

By:
Signature
Its:

Date
Address:
Address

ATTACHMENTS:   Jaguar Animal Health, Inc. Omnibus Stock  Plan, as amended to the Date of Grant; Restricted Stock Agreement

JAGUAR ANIMAL HEALTH, INC.

FORM OF RESTRICTED STOCK AGREEMENT

Jaguar Animal Health, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock (the “Grant Notice”) to which this Restricted Stock Agreement (the “Agreement”) is attached, a Restricted Stock Award (the “Restricted Stock”) pursuant to the terms and conditions set forth in the Grant Notice and this Agreement.  The Restricted Stock has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Jaguar Animal Health, Inc. Stock Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference.  By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Agreement and the Plan,          (b) accepts the Restricted Stock subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Agreement or the Plan.

1.                                DEFINITIONS AND CONSTRUCTION.

1.1                               Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2                               Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.                                ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Restricted Stock shall be determined by the Board.  All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Restricted Stock, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Restricted Stock or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Restricted Stock.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

3.                                THE AWARD.

3.1                                     Grant and Issuance of Shares.  Upon the later of (a) the Date of Grant and (b) the date the Notice shall have been fully executed, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of shares equal to the Total Number of Shares set forth in the Notice.  As a condition to the issuance of the shares, the Participant shall execute and deliver to the Company, along with the Notice, the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Notice.

3.2                               Beneficial Ownership of Shares; Certificate Registration.  The Participant hereby authorizes the Company, in its sole discretion, to deposit the shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 10.  Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares which are no longer subject to such Escrow.  Except as provided by the foregoing, a certificate for the shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

3.3                               Issuance of Shares in Compliance with Law.  The issuance of the shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  No shares shall be issued hereunder if their issuance would knowingly constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the stock may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained.  As a condition to the issuance of the shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.                                VESTING.

Subject to the limitations contained herein, the Restricted Stock shall vest as provided in the Grant Notice, provided that vesting shall cease upon termination of Service.

5.                                DIVIDENDS.

The Participant is eligible to receive any payment or other adjustment in the number of Restricted Stock for dividends or other distributions that may be made in respect of the shares of Stock.

6.                                NUMBER OF SHARES.

The number of Restricted Stock subject to the Participant’s Award may be adjusted from time to time for capitalization adjustments, as provided in Subsection 4.3 of the Plan.

7.                                Reacquisition Rights.

7.1                               Company Reacquisition Right — Unvested Shares of Restricted Stock. In the event that (i) Participant’s Service is terminated for any reason or no reason, with or without cause, or, (ii) Participant, Participant’s legal representative, or other holder of shares acquired pursuant to this Agreement, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Change in Control), including, without limitation, any transfer to a nominee or agent of the Participant, any shares which are not Vested Shares (“Unvested Shares”), the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

7.2                               Change in Control.  In the event of Change in Control, any Reacquisition Right under this Section 7 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control.

7.3                               Power of Attorney.  The Participant hereby grants an irrevocable power of attorney to the Company to transfer the Shares in the Participant’s name to the Company subject to (i) the Company exercising the Reacquisition Right, and (ii) the terms and conditions included in this Agreement and the Plan.  In performing acts pursuant to this power of attorney, the Company may act pursuant to a power of attorney granted by one or more other persons involved in the acts referred to in the previous sentence.

8.                                ESCROW.

8.1                               Appointment of Agent.  To ensure that Shares subject to the Company Reacquisition Right, as described in Subsection 7.1 above, will be available for reacquisition, the Participant agrees that the Company may appoint an agent, acting on the Company’s behalf and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Shares and to assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right.  The Participant understands that appointment of the Agent is a material inducement to make this Restricted Stock Award and that such appointment is coupled with an interest and is irrevocable.  The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith.  The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

8.2                               Establishment of Escrow.  The Participant authorizes the Company to deposit the Unvested Shares with the Company’s transfer agent to be held in book entry form and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the shares and an Assignment Separate from Certificate with respect to such book entry shares and each such certificate duly endorsed (with date and number of shares blank) in the form attached to the Agreement, to be held by the Agent under the terms and conditions of this Section 8 (the “Escrow”).  Upon the occurrence of a Change in Control or a change, as described in the Plan, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement , any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the shares that remain, following such Change in Control, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the shares immediately before such event.  The Company shall bear the expenses of the Escrow.

8.3                               Delivery of Shares to Participant.  The Escrow shall continue with respect to any shares for so long as such shares remain subject to the Company Reacquisition Right.  Upon termination of the Reacquisition Right with respect to shares, the Company shall so notify the Agent and direct the Agent to deliver such number of shares to the Participant.  As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the shares specified by such notice, and the Escrow shall terminate with respect to such shares.

9.                                SECURITIES LAW COMPLIANCE.

The Participant may not be issued any shares of Stock under the Restricted Stock award unless the shares of Stock are either (i) then registered under the 1933 Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the 1933 Act.  The Restricted Stock must also comply with other applicable laws and regulations governing the Restricted Stock, and the Participant shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

10.                         EXECUTION OF DOCUMENTS.

The Participant hereby acknowledges and agrees that the manner selected by the Company to indicate the Participant’s consent to the Grant Notice is also deemed to be execution of the Grant Notice and of this Agreement.  The Participant further agrees that such manner of indicating consent may be relied upon for establishing execution of any documents to be executed in the future in connection with the Restricted Stock.  This Agreement shall be deemed to be signed by the Company and the Participant upon the respective signing by the Company and the Participant of the Grant Notice to which it is attached.

11.                         RESTRICTED STOCK AWARD NOT A SERVICE CONTRACT.

The Restricted Stock Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the part of the Participant to continue in the Service of the Company or Participating Company, or on the part of the Company or Participating Company to continue such service.  In addition, nothing in the Award shall obligate the Company or Participating Companies, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that the Participant might have as an Employee, Director or Consultant for the Company or Participating Company.

12.                         TAX WITHHOLDING.

12.1                        In General.  At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for  (including, if necessary or appropriate, making payments in cash or readily available funds), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the grant or vesting of the Restricted Stock or the issuance of Stock in settlement thereof.  The Company shall have no obligation to deliver shares of Stock until the tax obligations of the Company have been satisfied by the Participant.

12.2                        Withholding in Shares.  The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the tax obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Restricted Stock Award a number of Shares having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the amount of such tax obligations determined by the applicable withholding rates.  In the event that the Company determines that the tax obligations will not be satisfied by the method described above, Participant authorizes the designated plan administrator or any successor plan administrator, at their sole discretion, (a) to sell a number of Shares that are purchased or awarded under the Restricted Stock Award, or (b) to satisfy the tax obligations pursuant to the terms of Subsection 12.1 above, which, in either case, the Company determines is sufficient to generate an amount that meets the tax obligations plus additional Shares, as necessary to account for rounding and market fluctuation, and to pay such tax withholding amounts to the Company or to satisfy the tax obligations pursuant to the terms of Subsection 12.1 above.  The Shares may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price.  Any adverse consequences to the Participant resulting from the procedure permitted under this Subsection 12.2, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

12.3                        Consultation.  The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of participation in the Plan.  The Participant hereby represents that the Participant has consulted with tax consultants in connection with participation in the Plan and that the Participant is not relying on the Company for any tax advice.

13.                         RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a stockholder with respect to any Shares covered by the Restricted Stock until the date of the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.)  If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.

14.                         MISCELLANEOUS PROVISIONS.

14.1                        Termination or Amendment.  The Board may terminate or amend the Plan or the Restricted Stock at any time.

14.2                        Compliance with Section 409A.  The Company intends that income realized by the Participant pursuant to the Plan and this Agreement will not be subject to taxation under Section 409A of the Code.  The provisions of the Plan and this Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code.  The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code.  However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Agreement.  In any event, and except for the responsibilities of the Company set forth in Section 12, no Participating Company shall be responsible for the payment of any applicable taxes on income realized by the Participant pursuant to the Plan or this Agreement.

14.3                        Fractional Shares.  The Company shall not be required to issue fractional shares upon the settlement of the Restricted Stock.

14.4                        Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

14.5                        Binding Effect.  Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14.6                        Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for the Participant by the Participating Company, or, upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)                                 Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to the Participant electronically.  In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b)                                 Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read Subsection 14.6(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice as described in Subsection 14.6(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in Subsection 14.6(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Subsection 14.6(a).

14.7                        Integrated Agreement.  The Grant Notice, this Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Restricted Stock, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter.  To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any exercise of the Restricted Stock and shall remain in full force and effect.

14.8                        Applicable Law.  This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

14.9                        Counterparts.  The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto

                                                                                                                            (                                  ) shares of the Stock of Jaguar Animal Health, Inc. standing in the undersigned’s name on the books of said corporation represented by Certificate No.                                      herewith and does hereby irrevocably constitute and appoint                                                                  Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

Print Name

Instructions:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its Company Right of First Refusal set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Participant.

1